                                 ANNUAL REPORT
------------------------------------------------------------------------------

           [logo]
    NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

------------------------------------------------------------------------------

                                  New England
                             Massachusetts Tax Free
                                  Income Fund

                               [Graphic Omitted]

DECEMBER 31, 1997

                                                                   February 1998
--------------------------------------------------------------------------------

"Even in 1997 . . . investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks."


[Photo}

Dear Shareholder:

In 1997, many investors once again had reason to be pleased with the performance of their mutual fund holdings. However, in times such as these, expectations tend to grow along with prices. It pays to remind ourselves that no trend is permanent, and we should keep our goals realistic and long-term needs in focus.

In the third straight year of outstanding returns, the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index -- two widely followed indicators of the performance of large-company stocks -- gained 24.9% and 33.3% respectively. At the same time, smaller-company stocks, as measured by the Russell 2000 Index, were up 22.4%. Meanwhile, bond investors also were rewarded as declining interest rates and rising prices meant solid gains. The Lehman Long Treasury Index, for example, posted a 15.1% return for the year. Results were less favorable for international investors, especially those exposed to emerging markets or the financial turmoil in Asia.

Gratifying though it has been, the markets' surge of the past few years obscures the historic norm: Downturns and volatility also are regular features of investing. Even in 1997, notwithstanding the impressive overall results, investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks. Market fluctuations remind us of some valuable lessons.

First, volatility is inevitable, and should not disrupt long-term programs without sufficient evaluation. Those who sold in response to downturns -- October 1987 is an obvious example -- may have missed out on the subsequent uptrend. Second, sound diversification can reduce risk. A useful exercise is to review your asset allocation regularly with your financial representative.

Starting in 1998, you have one more reason to consult with your representative:
Newly expanded retirement options, including the new Roth IRA, could play an important role in your retirement and tax planning for years to come. With this in mind, New England Funds has introduced programs specially designed to help you make the most of the newest retirement vehicles.

[Dalbar Logo]
1995 o 1996 o 1997

In addition to offering quality mutual fund choices and tax-advantaged plans, we focus on providing the highest quality customer service. This is why I am pleased to report that we have received DALBAR's Mutual Fund Service Award for "providing the highest tier of service excellence in the mutual fund industry." New England Funds is one of just three mutual fund companies to receive this award for the third consecutive year from DALBAR, an independent evaluator of mutual fund service. We are continuing to work to provide even more effective services. Two examples are: the Personal Access Line(TM) -- our enhanced automated telephone account service (800-346-5984) -- and the account information section of the New England Funds web site (www.mutualfunds.com). Each provides convenient, 24-hour access to current information about your New England Funds accounts.

All of us at New England Funds thank you for your continued support and look forward to serving you in the years ahead.

Sincerely,

/s/ Henry L.P. Schmelzer
Henry L.P. Schmelzer
President

                 NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND

                                    INVESTMENT RESULTS THROUGH DECEMBER 31. 1997
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

                Growth of a $10,000 Investment in Class A Shares

[A chart appears here illustrating the growth of a $10,000 investment in the Massachusetts Tax Free Fund's Class A shares since 12/31/87 compared to the Lehman Municipal Index and the Cost of Living. The plot points for this chart are as follows.]

                       DECEMBER 1987 THROUGH DECEMBER 1997

         Compared to Lehman Municipal Index(4) and the Cost of Living(5)

                                                                  Cost
                      NAV            MSC          Lehman*       of Living
-------------------------------------------------------------------------------
12/31/87            $10,000        $ 9,575        $10,000        $10,000
1988                $10,974        $10,508        $11,016        $10,442
1989                $11,851        $11,374        $12,205        $10,928
1990                $12,467        $11,937        $13,094        $11,595
1991                $13,897        $13,306        $14,684        $11,950
1992                $15,157        $14,513        $15,978        $12,297
1993                $17,037        $16,313        $17,940        $12,635
1994                $15,773        $15,103        $17,012        $12,972
1995                $18,587        $17,797        $19,983        $13,302
1996                $19,189        $18,373        $20,870        $13,743
1997                $20,974        $20,082        $22,788        $13,995

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

                 NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND

                                        AVERAGE ANNUAL TOTAL RETURNS -- 12/31/97
--------------------------------------------------------------------------------
CLASS A (Inception 3/23/84)        1 YEAR         5 YEARS          10 YEARS
Net Asset Value(1)                  9.30%           6.71%            7.69%
With Max. Sales Charge(2)           4.68            5.79             7.22
Lehman Municipal Index(4)           9.19            7.36             8.58
Lipper MA Municipal Average(6)      8.64            6.76             8.10

--------------------------------------------------------------------------------

CLASS B (Inception 9/13/93)        1 YEAR         3 YEARS       SINCE INCEPTION
Net Asset Value(1)                  8.56%           9.23%            4.42%
With CDSC(3)                        3.56            8.38             4.03
Lehman Municipal Index(4)           9.19            10.23            6.13
(calculated from 9/30/93)
Lipper MA Municipal Average(6)      8.64            9.48             5.24
(calculated from 9/30/93)

 These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

                                                           YIELDS AS OF 12/31/97
--------------------------------------------------------------------------------
                                           CLASS A             CLASS B
           SEC 30-day Yield(7)              4.74%              4.32%
           Taxable Equivalent Yield(8)      8.92               8.12

NOTES TO CHARTS

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 4.25% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.

(4) Lehman Municipal Index is an unmanaged index of bonds issued by states, municipalities and other governmental entities having maturities of more than one year. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(5) Cost of Living is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, calculated by the U.S. Bureau of Labor Statistics.

(6) Lipper Massachusetts Municipal Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(7) SEC Yield is based on the Fund's net investment income over a 30-day period and is calculated in accordance with Securities and Exchange Commission guidelines.

(8) Taxable equivalent yield is based on the maximum combined federal and Massachusetts state income tax bracket of 46.85%. The alternative minimum tax and some other federal and state taxes may apply, which are not reflected here.

                 NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

Q. How did New England Massachusetts Tax Free Income Fund perform over the last 12 months?

[Photo of James Welch]

James Welch
Back Bay Advisors, L.P.

I believe the Fund performed very well, providing investors a combination of double-tax free income and appreciation in share price. For the 12-month period ending December 31, 1997, the Fund's Class A shares generated a total return of 9.30%, reflecting a $0.63 per share gain in net asset value to $17.13 per share and the reinvestment of $0.86 per share in dividend distributions. For the same 12-month period, the Fund's Class B shares produced a total return of 8.56%, based on net asset value.

Q. How would you describe the investment environment for municipal bonds during the past year?

Very positive -- interest rates fell for most of the period as a result of solid economic growth, accompanied by continued low inflation, a declining federal budget deficit and strong foreign demand for U.S. bonds. Foreign demand, in fact, increased as the Asian currency crisis unfolded and investors sought the safety of the U.S. bond market. For the tax exempt sector, stronger economic growth generated higher tax revenues. The improved credit quality of many municipalities reduced their need to issue debt, lowering the supply of municipal bonds. The diminished supply helped to raise bond prices.

This positive atmosphere contrasted sharply with that of the early months of 1997, when interest rates rose and bond prices declined. Investors had become increasingly concerned that stronger economic growth would stimulate future inflation. In addition, the Federal Reserve Board raised short-term interest rates in the year's first quarter to head off rising price pressures. After peaking at 7.17% in April of 1997, the yield on long-term U.S. Treasury bonds fell to 5.92% by year-end, fostering appreciation in bond prices.

Against this backdrop, the Commonwealth of Massachusetts experienced brisk economic activity. The state's economic strength and improving fiscal operations -- which included producing a net surplus in its general fund -- prompted Standard & Poor's to upgrade its credit rating to AA- from A+.

Q. What strategies did you use in managing the Fund?

I emphasized quality, liquidity and call protection throughout the year, focusing on bonds that I believed would benefit from the Commonwealth's economic strength. These included Massachusetts Transit Authority and Massachusetts Port Authority issues -- bonds that I expected to perform well based on user fees and tourism. And I invested in higher-grade bonds, believing they provided better value, as lower-quality bonds offered little additional yield to compensate investors for the greater credit risk. Reflecting this emphasis on quality, the average quality for the portfolio was AA- as of December 31, 1997.

                     Credit Quality Composition -- 12/31/97

                    AAA                                47%
                    A                                  26%
                    BBB                                12%
                    AA                                  8%
                    Other                               7%



Quality is based on ratings supplied by Standard & Poor's, and Moody's Investor Service.

Average Credit Quality = AA-            Average Effective Maturity = 19 Years

As a way to maintain the Fund's income stream and enhance its total return, I also favored bonds with call dates that were as far in the future as possible. On a bond's call date, the issue can be "called away" from the holder at a predetermined price. This feature benefits the bond issuer if interest rates fall, because existing bonds can then be replaced with lower-cost debt.

I also took advantage of the changing interest rate environment to emphasize income and enhance the portfolio's price stability, namely by managing duration. (Duration measures a bond's price sensitivity to interest rate changes -- the longer the duration, the greater the bond's sensitivity to interest rate changes.) I maintained a shorter duration when interest rates were rising, but lengthened the Fund's average duration to approximately 71 1/42 years by December 31, 1997. This strategy enabled us to capture the higher yields available in longer-term Massachusetts bonds and helped increase the Fund's participation in price gains when interest rates fell.

Q. What is your outlook for Massachusetts municipal bonds?

I believe many of the positive trends that benefited Massachusetts bonds in 1997 will continue. The outcome of Asia's financial difficulties, however, is a source of uncertainty. With Asia accounting for one-third of the world's economies, a slowdown there could substantially hinder economic growth here in the United States, particularly in the manufacturing and export sectors.

Still, heading into 1998, I believe that at current levels, municipal bonds were offering investors attractive after-tax yields. With AAA-rated municipal bonds providing as much as 88% of the yield of comparable U.S. Treasuries, taxable equivalent yields on municipal bonds were superior to those of their taxable counterparts for investors in high tax brackets. I believe that generous yields on top of the potential for price appreciation can make municipal bonds attractive investment values.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Investments as of December 31, 1997

TAX EXEMPT OBLIGATIONS--97.9% OF TOTAL NET ASSETS

                                                                RATINGS (c)
                                                                (UNAUDITED)
                                                            ---------------------
    FACE                                                                 STANDARD
   AMOUNT        ISSUER                                     MOODY'S      & POOR'S          VALUE (a)
-----------------------------------------------------------------------------------------------------
             MASSACHUSETTS BAY TRANSPORTATION
             AUTHORITY--2.0%
$ 2,500,000  General Transportation Systems, Series C,
               5.000%,  3/01/24, (MBIA)  ...............      AAA          AAA           $  2,425,300
                                                                                         ------------
             MASSACHUSETTS MUNICIPAL--2.8%
  1,000,000  Haverhill, Series A, 7.000%, 6/15/12 (FGIC)      Aaa          AAA              1,128,970
  1,000,000  Nantucket, 6.800%, 12/01/11  ..............      Aaa           --              1,113,480
  1,000,000  Worcester, 6.900%, 5/15/07 (FGIC) .........      Aaa          AAA              1,125,260
                                                                                         ------------
                                                                                            3,367,710
                                                                                         ------------
             MASSACHUSETTS STATE--4.9%
  5,000,000  Massachusetts State, Refunding Series A,
               6.500%, 11/01/14, (MBIA)  ...............      Aaa          AAA              5,947,200
                                                                                         ------------
             MASSACHUSETTS STATE HEALTH & EDUCATION FACILITY
               AUTHORITY--26.6%
  1,500,000  Beverly Hospital Ribs, 7.440%, 6/18/20
               (MBIA)(d) ...............................      Aaa          AAA              1,656,165
  3,000,000  Boston University Ribs, Series L,
               9.168%, 10/01/31, (MBIA)(d)(e)  .........      Aaa          AAA              3,580,560
  1,750,000  Charlton Memorial Hospital, Series B,
               7.250%, 7/01/13  ........................      A1            A               1,942,028
  3,000,000  Dana Farber, Series G-1, 6.250%, 12/01/22        A1            A               3,264,270
  1,000,000  Faulkner Hospital, Series C, 6.000%,
               7/01/13 .................................     Baa1           --              1,039,650
  3,290,000  Harvard University Series N, 6.250%,
               4/01/20(e) ..............................      Aaa          AAA              3,902,137
  2,400,000  Medical Center of Central Mass., CIass A,
               7.000%, 7/01/12                                A3            A               2,621,256
  1,000,000  New England Baptist, Series B, 7.300%,
               7/01/11  ................................     Baa1          BBB+             1,081,880
  1,220,000  New England Deaconess Hospital, Series D,
               6.875%, 4/01/22, (AMBAC)  ...............      Aaa          AAA              1,354,212
  1,190,000  New England Medical Center, Series F,
               6.625%, 7/01/25, (FGIC)  ................      Aaa          AAA              1,307,596
  2,000,000  North Adams Regional Hospital, Series C,
               6.750%, 7/01/09 .........................      --           BBB-             2,185,780
  4,340,000  Saints Memorial Medical Center, Series A,
               6.000%, 10/01/23  .......................      B1            --              4,342,170
  1,500,000  Valley Regional Health System, Series B,
               Pre-refunded, 8.000%, 7/01/18  ..........      Aaa          AAA              1,667,820
  1,000,000  Valley Regional Health System, Series C,
               6.250%, 7/01/11, (Connie Lee)  ..........      Aaa          AAA              1,148,110
  1,000,000  Wentworth Institute of Technology, Series
               A, 7.400%, 4/01/10, (AMBAC)  ............      Aaa          AAA              1,090,700
                                                                                         ------------
                                                                                           32,184,334
                                                                                         ------------
             MASSACHUSETTS STATE HOUSING FINANCE
               AGENCY--15.5%
  2,500,000  Housing Revenue, Series A, 6.375%, 4/01/21       A1            A+              2,648,750
    215,000  Housing Revenue, Series A, 9.000%, 12/01/18      Aaa           A-                219,300
    715,000  Multifamily Residential Development, Series
               A, 7.650%, 2/01/28, (FNMA)  .............      Aaa          AAA                755,820
  2,000,000  Residential Development, Series A,
               6.900%, 11/15/24, (FNMA)  ...............      Aaa          AAA              2,117,800
  2,500,000  Residential Development, Series E,
               6.250%, 11/15/12, (FNMA)  ...............      Aaa          AAA              2,673,575
  1,300,000  Residential Development, Series I,
               6.900%, 11/15/25, (FNMA)  ...............      Aaa          AAA              1,413,672
  3,020,000  Single Family Mortgage, Series 13, 7.950%,
               6/01/23  ................................      Aa            A+              3,230,826
  3,000,000  Single Family Mortgage, Series 21, 7.125%,
               6/01/25  ................................      Aa            A+              3,253,770
  1,975,000  Single Family Mortgage, Series 32, 6.600%,
               12/01/26  ...............................      Aa            A+              2,121,861
    400,000  Single Family Mortgage, Series 4, 7.375%,
               6/01/14  ................................      Aa            A+                408,000
                                                                                         ------------
                                                                                           18,843,374
                                                                                         ------------
             MASSACHUSETTS STATE INDUSTRIAL FINANCE
               AGENCY--8.3%
  2,000,000  FHA Briscoe House Assisted Living A,
               7.125%, 2/01/36  ........................      --           AAA              2,310,180
  1,000,000  Harvard Community Health Plan, Series B,
               7.750%, 10/01/08, (MBIA)  ...............      Aaa          AAA              1,048,900
  5,000,000  Newton Group Property's Project, 8.000%,
               9/01/27(e)  .............................      --            --              5,230,400
    475,000  Ogden Haverhill Project, 7.250%, 12/01/06
               (AMBAC) .................................      Aaa          AAA                483,122
  1,000,000  Ogden Haverhill Project, 7.375%, 12/01/11
               (AMBAC) .................................      Aaa          AAA              1,017,300
                                                                                         ------------
                                                                                           10,089,902
                                                                                         ------------
             MASSACHUSETTS STATE TURNPIKE AUTHORITY-- 7.7%
 12,610,000  Massachusetts Turnpike Authority, Capital
               Appreciation Senior Series C, Zero
               Coupon, 1/01/16, (MBIA)  ................      Aaa          AAA              5,124,073
 11,000,000  Massachusetts Turnpike Authority, Capital
               Appreciation Senior Series C, Zero
               Coupon, 1/01/17, (MBIA)  ................      Aaa          AAA              4,220,150
                                                                                         ------------
                                                                                            9,344,223
                                                                                         ------------
             OTHER MASSACHUSETTS OBLIGATIONS--14.9%
  2,000,000  Consolidated Loan, Series A, 7.625%,
               6/01/08 .................................      Aaa          AA-              2,259,920
  1,110,000  Massachusetts Educational Loan Authority,
               7.250%, 1/01/09, (AMBAC)  ...............      Aaa          AAA              1,182,006
  1,500,000  Massachusetts Municipal Wholesale Electric,
               6.750%, 7/01/08  ........................     Baa2          BBB+             1,626,450
  2,500,000  Massachusetts Municipal Wholesale Electric,
               6.750%, 7/01/11  ........................     Baa2          BBB+             2,702,350
  3,200,000  Massachusetts Water Resouces Authority,
               Series B, 5.000%, 3/01/22, (MBIA)  ......      Aaa          AAA              3,112,320
  3,130,000  Massachusetts Water Resources Authority,
               Series A, 6.500%, 7/15/19  ..............      A2            A               3,810,430
  3,000,000  New England Educational Loan, Sub-Issue H,
               6.900%, 11/01/09  .......................      A1            --              3,389,070
                                                                                         ------------
                                                                                           18,082,546
                                                                                         ------------
             OTHER OBLIGATIONS--7.9%
  1,500,000  Guam Airport Authority Revenue Bond, Series
               B, 6.600%, 10/01/10  ....................      --           BBB              1,651,125
  3,400,000  Guam Power Authority Revenue Bond, Series
               A, 6.300%, 10/01/12  ....................      --           BBB              3,611,140
  3,850,000  Virgin Islands Public Financial Authority,
               Series A, 7.250%, 10/01/18  .............      --            --              4,348,498
                                                                                         ------------
                                                                                            9,610,763
                                                                                         ------------
             PUERTO RICO OBLIGATIONS--7.3%
  1,395,000  Aqueduct & Sewer Authority, 10.250%,
               7/01/09 .................................      Aaa          AAA              1,917,707
  2,000,000  Aqueduct & Sewer Authority, Refunding,
               6.250%, 7/01/12  ........................     Baa1           A               2,311,600
  4,000,000  Puerto Rico, Aqueduct & Sewer Authority,
               6.250%, 7/01/13  ........................     Baa1           A               4,609,600
                                                                                         ------------
                                                                                            8,838,907
                                                                                         ------------
             Total Tax Exempt Obligations (Identified
               Cost $109,468,081)                                                         118,734,259
                                                                                         ------------
OPTIONS--0.1%

  CONTRACTS  DESCRIPTION
-----------------------------------------------------------------------------------------------------
  200        U.S. Treasury Bond Futures, 121 Call,
               February 1998 ...........................                                      165,625
                                                                                         ------------
             Total Options (Identified Cost $238,300) ..                                      165,625
                                                                                         ------------
             Total Investments--98.0% (Identified Cost
               $109,706,381) (b)                                                          118,899,884

             Other assets less liabilities  ............                                    2,368,192
                                                                                         ------------
             Total Net Assets--100% ....................                                 $121,268,076
                                                                                         ============

WRITTEN OPTIONS
                                                                                          UNREALIZED
  CONTRACTS  DESCRIPTION                                                                 APPRECIATION
------------------------------------------------------------------------------------------------------
             U.S. Treasury Bond Futures, 124 Call, March
  100          1998 ....................................                                 $     12,100
                                                                                         ============

              FUTURES CONTRACTS
                                                                                             NET
                                                                                          UNREALIZED
CONTRACTS    DESCRIPTION                                                                 DEPRECIATION
------------------------------------------------------------------------------------------------------
  150        U.S. Treasury Bonds, March 1998 (short) .....                               $    (98,693)
   25        Municipal Bond Index, March 1998 (long) .....                                      6,150
                                                                                         ------------
                                                                                         $    (92,543)
                                                                                         ============

(a) See Note 1a to the financial statements.

(b) Federal Tax Information:
      At December 31, 1997 the net unrealized appreciation on investments based on cost of $109,553,262 for federal income tax purposes was as follows:

      Aggregate gross unrealized appreciation for all investments in which
        there is an excess of value over tax cost ...........................            $  9,419,299
      Aggregate gross unrealized depreciation for all investments in which
        there is an excess of tax cost over value ...........................                  (72,677)
                                                                                         ------------
               Net unrealized appreciation ..................................            $  9,346,622
                                                                                         ============
      As of December 31, 1997, the fund had a capital loss carryforward of
      $806,566 expiring December 31, 2002.

(c) The ratings shown are believed to be the most recent ratings available at
    December 31, 1997. Securities are generally rated at the time of issuance. The rating agencies may revise their ratings from time to time. As a result there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 1997. The Fund's subadvisor independently evaluates the
    Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies. (d) Inverse floating rate security

(d) Inverse floating rate security.

(e) A portion of these securities have been segregated as collateral in connection with the Fund's derivative investments at December 31, 1997.

Legend of Portfolio abbreviations:

AMBAC                -- American Municipal Bond Assurance Corp.
Connie Lee           -- College Construction Loan Insurance
                        Association
FGIC                 -- Financial Guarantee Insurance Company
FNMA                 -- Federal National Mortgage Association
MBIA                 -- Municipal Bond Investors Assurance Corp.
Rib                  -- Residual interest bond

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------

December 31, 1997

ASSETS
  Investments at value .......................                     $118,899,884
  Cash .......................................                          638,610
  Receivable for:
    Fund shares sold .........................                          230,799
    Securities sold ..........................                        6,649,163
    Accrued interest .........................                        1,903,345
  Prepaid registration expense ...............                            3,000
                                                                   ------------
                                                                    128,324,801
LIABILITIES
  Payable for:
    Securities purchased .....................   $6,635,620
    Variation margin .........................       77,344
    Written options - (proceeds of $63,663) ..       51,563
    Fund shares redeemed .....................       54,723
    Dividends declared .......................       68,547
  Accrued expenses:
    Management fees ..........................      103,867
    Deferred trustees' fees ..................        9,909
    Accounting and administrative ............        2,433
    Other ....................................       52,719
                                                 ----------
                                                                      7,056,725
                                                                   ------------
NET ASSETS ...................................                     $121,268,076
                                                                   ============
  Net Assets consist of:
    Capital paid in ..........................                     $114,208,413
    Distributions in excess of net investment
      income .................................                          (41,118)
    Accumulated net realized losses ..........                       (2,012,279)
    Unrealized appreciation on investments,
      options and futures contracts ..........                        9,113,060
                                                                   ------------
NET ASSETS ...................................                     $121,268,076
                                                                   ============
Computation of net asset value and offering
   price:
Net asset value and redemption price of Class A
   shares ($113,868,828 divided by 6,648,647
   shares of beneficial interest) ............                          $17.13
                                                                        ======
Offering price per share (100/95.75 of $17.13)                          $17.89*
                                                                        ======
Net asset value and offering price of Class B
   shares $7,399,248 divided by 432,834 shares
   of beneficial interest) ...................                          $17.09**
                                                                        ======
Identified cost of investments ...............                     $109,706,381
                                                                   ============
* Based upon single purchases of less than $100,000.
  Reduced sales charges apply for purchases in excess of this amount. **Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

Year Ended December 31, 1997

INVESTMENT INCOME
  Interest .................................                       $  7,300,216
  Expenses

    Management fees ........................     $  691,920
    Service and distribution fees - Class A         390,024
    Service and distribution fees - Class B          69,485
    Trustees' fees and expenses ............         21,806
    Accounting and administrative ..........         29,915
    Custodian ..............................         85,804
    Transfer agent .........................        199,082
    Audit and tax services .................         26,950
    Legal ..................................         10,779
    Printing ...............................         30,068
    Registration ...........................         10,759
    Miscellaneous ..........................          9,321
                                                 ----------
  Total expenses ...........................      1,575,913
  Less fees waived by the investment adviser
    and subadviser .........................       (346,897)          1,229,016
                                                 ----------          ----------
  Net investment income ....................                          6,071,200
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
 WRITTEN OPTIONS AND FUTURES CONTRACTS
  Realized gain (loss) on:
    Investments - net ......................        752,806
    Written options - net ..................       (578,897)
    Futures contracts - net ................        101,975
                                                -----------
    Net realized gain on investments,
      written options and futures
      contracts ............................        275,884
                                                -----------
  Unrealized appreciation (depreciation) on:
    Investments - net ......................      4,241,339
    Written options - net ..................         12,100
    Futures contracts - net ................        (92,543)
                                                 ----------
    Net unrealized appreciation on investments,
      written options and futures
      contracts ............................       4,160,896
                                                 -----------
  Net gain on investment transactions ......                          4,436,780
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .                        $10,507,980
                                                                    ===========


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  YEAR ENDED        YEAR ENDED
                                                 DECEMBER 31,       DECEMBER 31,
                                                     1996              1997
                                                 ------------      ------------
FROM OPERATIONS
  Net investment income ......................   $  6,386,751      $  6,071,200
  Net realized gain on investments, written
    options and futures contracts ............        330,110           275,884
  Unrealized appreciation (depreciation) on
    investments, written options and futures
    contracts ................................     (2,877,442)        4,160,896
                                                 ------------      ------------
  Increase in net assets from operations .....      3,839,419        10,507,980
                                                 ------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ..................................     (6,049,344)       (5,774,640)
    Class B ..................................       (326,962)         (314,984)
                                                 ------------      ------------
                                                   (6,376,306)       (6,089,624)
                                                 ------------      ------------
    Decrease in net assets derived from capital
      share transactions .....................     (4,013,362)       (3,526,289)
                                                 ------------      ------------
    Total increase (decrease) in net assets ..     (6,550,249)          892,067

NET ASSETS
  Beginning of the year ......................    126,926,258       120,376,009
                                                 ------------      ------------
  End of the year ............................   $120,376,009      $121,268,076
                                                 ============      ============
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
  Beginning of the year ......................   $    (60,268)     $    (49,823)
                                                 ============      ============
  End of the year ............................   $    (49,823)     $    (41,118)
                                                 ============      ============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                    CLASS A
                                                  -------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                  -------------------------------------------------------------------------------
                                                   1993              1994             1995             1996             1997
                                                  ------            ------           ------           ------           ------
Net Asset Value, Beginning of Year .......        $16.62            $17.27           $15.10           $16.85           $16.50
                                                  ------            ------           ------           ------           ------
Income From Investment Operations
Net Investment Income ....................          0.97              0.89             0.88             0.87             0.86
Net Realized and Unrealized Gain (Loss) on
  Investments ............................          1.05             (2.15)            1.76            (0.35)            0.63
                                                  ------            ------           ------           ------           ------
Total From Investment Operations .........          2.02             (1.26)            2.64             0.52             1.49
                                                  ------            ------           ------           ------           ------
Less Distributions
Distributions From Net Investment Income .         (0.97)            (0.89)           (0.89)           (0.87)           (0.86)
Distributions in Excess of Net Investment
  Income .................................          0.00             (0.02)            0.00             0.00             0.00
Distributions From Net Realized Capital
  Gains ..................................         (0.40)             0.00             0.00             0.00             0.00
                                                  ------            ------           ------           ------           ------
Total Distributions ......................         (1.37)            (0.91)           (0.89)           (0.87)           (0.86)
                                                  ------            ------           ------           ------           ------
Net Asset Value, End of Year .............        $17.27            $15.10           $16.85           $16.50           $17.13
                                                  ======            ======           ======           ======           ======
Total Return (%) (b) .....................         12.4              (7.4)            17.8              3.2              9.3
Ratio of Operating Expenses to Average Net
  Assets (%) (a) .........................          0.85              0.85             0.85             0.90             1.00
Ratio of Net Investment Income to Average
  Net Assets (%) .........................          5.58              5.63             5.46             5.31             5.17
Portfolio Turnover Rate (%) ..............            42                48              127              140              132
Net Assets, End of Year (000) ............      $128,797          $107,565         $120,229         $112,934         $113,869

(a) The ratio of operating expenses to
    average net assets without giving
    effect to voluntary expense
    limitations described in Note 4 to the
    Financial Statements would have been
    (%) ..................................          1.21              1.24             1.24             1.27             1.29
(b) A sales charge is not reflected in
    total return calculations.


                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS --CONTINUED
-------------------------------------------------------------------------------

                                                                                    CLASS B
                                         -------------------------------------------------------------------------------------
                                              SEPTEMBER 13(a)
                                                  THROUGH                           YEAR ENDED DECEMBER 31,
                                                DECEMBER 31,           -------------------------------------------------------
                                                   1993                1994              1995            1996            1997
                                              ---------------         ------            ------          ------          ------

Net Asset Value, Beginning of Period ......        $17.78             $17.26            $15.08          $16.82          $16.47
                                                   ------             ------            ------          ------          ------
Income From Investment Operations
Net Investment Income .....................          0.25               0.77              0.78            0.75            0.76
Net Realized and Unrealized Gain (Loss) on
  Investments .............................         (0.15)             (2.14)             1.74           (0.34)           0.62
                                                   ------             ------            ------          ------          ------
Total From Investment Operations ..........          0.10              (1.37)             2.52            0.41            1.38
                                                   ------             ------            ------          ------          ------
Less Distributions
Distributions From Net Investment Income ..         (0.22)             (0.79)            (0.78)          (0.76)          (0.76)
Distributions in Excess of Net Investment
  Income ..................................          0.00              (0.02)             0.00            0.00            0.00
Distributions From Net Realized Capital
  Gains ...................................         (0.40)              0.00              0.00            0.00            0.00
                                                   ------             ------            ------          ------          ------
Total Distributions .......................         (0.62)             (0.81)            (0.78)          (0.76)          (0.76)
                                                   ------             ------            ------          ------          ------
Net Asset Value, End of Period ............        $17.26             $15.08            $16.82          $16.47          $17.09
                                                   ======             ======            ======          ======          ======
Total Return (%) (d) ......................         0.4                (8.0)             17.0             2.6             8.6
Ratio of Operating Expenses to Average Net
  Assets (%) (b) ..........................          1.50(c)            1.50              1.50            1.55            1.65
Ratio of Net Investment Income to Average
  Net Assets (%) ..........................          4.26(c)            4.98              4.81            4.66            4.52
Portfolio Turnover Rate (%) ...............            42(c)              48               127             140             132
Net Assets, End of Period (000) ...........        $1,289             $4,523            $6,697          $7,442          $7,399

(a) Commencement of operations.
(b) The ratio of operating expenses to
    average net assets without giving
    effect to voluntary expense limitations
    described in Note 4 to the Financial
    Statements would have been (%) ........          1.86               1.89              1.89            1.92            1.94
(c) Computed on an annualized basis.
(d) A contingent deferred sales charge is
    not reflected in total return
    calculations. Periods less than one
    year are not annualized.


                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
1. The Fund is a series of New England Funds Trust II, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers both Class A and Class B shares. The Fund commenced its public offering of Class B shares on September 13, 1993. Class A shares are sold with a maximum front end sales charge of 4.25%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Expenses of the Fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, selected by the Fund's adviser as authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser, New England Funds Management, L.P., and the subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. OPTIONS. The Fund uses options to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

D. INTEREST RATE FUTURES CONTRACTS. The Fund may purchase and sell interest rate futures contracts to hedge against changes in the values of tax exempt municipal securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

E. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES (excluding short-term investments) for the year ended December 31, 1997 were $154,318,006 and $161,608,320 respectively.

Investments in written options for the Fund for the year ended December 31, 1997 are summarized as follows:
                                                WRITTEN OPTIONS
                                       ---------------------------------
                                         NUMBER OF         PREMIUMS
                                         CONTRACTS         RECEIVED
                                         ---------         --------
Open at December 31, 1996 ...........          0          $        0
Contracts opened ....................      4,525           2,022,362
Contracts closed ....................     (4,425)         (1,958,699)
                                           -----          ----------
Open at December 31, 1997 ...........        100          $   63,663
                                           =====          ==========

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.60% of the first $100 million Fund's average daily net assets and 0.50% of such assets in excess of $100 million. NEFM pays the Fund's investment subadviser, Back Bay Advisors L.P. ("Back Bay Advisors"), at the rate of 0.30% of the first $100 million of the Fund's average daily net assets and 0.25% of such assets in excess of $100 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Back Bay Advisors are wholly owned subsidiaries of New England Investment Companies, L.P. ("NEIC"), which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Back Bay Advisors under the management agreement in effect during the year ended December 31, 1997 are as follows:

       FEES EARNED(a)
       --------------
       $345,960                    New England Funds Management
       $345,960                    Back Bay Advisors

(a) Before reduction pursuant to voluntary expense limitations. See note 4.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund, and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1997 these expenses amounted to $29,915 and are shown separately in the financial statements as accounting and administrative.

C. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted Service and Distribution Plans relating to the Fund's Class A and Class B shares (the "Plans").

Under the Plans, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A and Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A and Class B shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1997, the Fund paid New England Funds $278,589 and $17,371 in service fees for Class A and Class B shares, respectively.

Also under the Plans, the Fund pays New England Funds monthly distribution fees at the annual rate of up to 0.10% of the average daily net assets attributable to the Fund's Class A shares and up to 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class A and Class B shares, respectively. For the year ended December 31, 1997, the Fund paid New England Funds $111,435 and $52,114 in distribution fees for Class A and Class B shares, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1997, amounted to $170,601.

D. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent to the Fund. For the year ended December 31, 1997, the Fund paid New England Funds $154,138 as compensation for its services in that capacity. For the year ended December 31, 1997, the Fund received $2,325 in transfer agent credits. The transfer agent expense in the statement of operations is net of these credits.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of New England Funds, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

    Annual Retainer                                       $2,114
    Meeting Fee                                           $109/meeting
    Committee Meeting Fee                                 $65/meeting
    Committee Chairman Retainer                           $51

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have had, had it been invested in the Fund on the normal payment date.

4. EXPENSE LIMITATIONS. Effective September 1, 1996 until further notice to the Fund, Back Bay Advisors and NEFM have voluntarily agreed to reduce their management fees and, if necessary, to assume expenses of the Fund in order to limit the Fund's expenses to an annual rate of 1.00% of the Fund's Class A average daily net assets, and 1.65% of Class B average daily net assets. Prior to this, effective May 1, 1991, Back Bay Advisors and NEFM had voluntarily agreed to reduce their management fees and, if necessary, to assume expenses of the Fund in order to limit the Fund's expenses to an annual rate of 0.85% of the Fund's Class A average daily net assets and, effective September 13, 1993, 1.50% of Class B average daily net assets. As a result of the Fund's expenses exceeding the applicable voluntary expense limitation during the year ended December 31, 1997, Back Bay Advisors reduced its subadvisory fee of $345,960 by $173,449 and NEFM reduced its advisory fee of $345,960 by $173,448.

5. CONCENTRATION OF CREDIT. The Fund primarily invests in debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than is a comparable municipal bond fund that is not so concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of Massachusetts municipal securities to meet their financial obligations. The Fund had the following industry concentrations in excess of 10% on December 31, 1997 as a percentage of the Fund's total net assets: Education (10.15), Hospitals (19.36), Housing (15.28), and Water and Sewer (11.66). The Fund had 21.0% of its total net assets insured by Municipal Bond Investors Assurance Corporation (MBIA).

6. CAPITAL SHARES. At December 31, 1997 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class B capital stock. Transactions in capital shares were as follows:

                                                   YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31, 1996                  DECEMBER 31, 1997
                                        ---------------------------------  ---------------------------------
CLASS A                                       SHARES            AMOUNT           SHARES          AMOUNT
-------                                     ----------      ------------       ----------      ------------
Shares sold ..........................         812,524      $ 13,207,238          792,988      $ 13,125,655
Shares issued in connection with the
  reinvestment of:
  Distributions from net investment
  income .............................         275,016         4,511,684          256,070         4,279,009
                                            ----------      ------------       ----------      ------------
                                             1,087,540        17,718,922        1,049,058        17,404,664
Shares repurchased ...................      (1,380,081)      (22,611,833)      (1,243,295)      (20,634,447)
                                            ----------      ------------       ----------      ------------
Net decrease .........................        (292,541)     $ (4,892,911)        (194,237)     $ (3,229,783)
                                            ----------      ------------       ----------      ------------

                                                   YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31, 1996                  DECEMBER 31, 1997
                                        ---------------------------------  ---------------------------------
CLASS B                                       SHARES            AMOUNT           SHARES          AMOUNT
-------                                     ----------      ------------       ----------      ------------
Shares sold ..........................          72,803      $  1,192,157           79,890      $  1,325,027
Shares issued in connection with the
  reinvestment of:
  Distributions from net investment
  income .............................          15,083           247,027           14,270           238,056
                                            ----------      ------------       ----------      ------------
                                                87,886         1,439,184           94,160         1,563,083
Shares repurchased ...................         (34,314)         (559,635)        (113,037)       (1,859,589)
                                            ----------      ------------       ----------      ------------
Net increase (decrease) ..............          53,572           879,549          (18,877)         (296,506)
                                            ----------      ------------       ----------      ------------
Decrease derived from capital shares
  transactions .......................        (238,969)     $ (4,013,362)        (213,114)     $ (3,526,289)
                                            ==========      ============       ==========      ============

-------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Trustees of New England Funds Trust II and Shareholders of
NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND

In our opinion, the accompanying statement of assets & liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New England Massachusetts Tax Free Income Fund ("the Fund"), a series of New England Funds Trust II, at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above. The statement of changes in net assets for the period ended December 31, 1996 and the financial highlights for each of the periods then ended were audited by other independent accountants whose report dated February 10, 1997 expressed an unqualified opinion on those statements.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 12, 1998

                       GLOSSARY FOR MUTUAL FUND INVESTORS
--------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.


YIELD - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.


MATURITY - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the portfolio.

DURATION - A measure, stated in years, of a bond is sensitivity to interest rates. Duration is a means to directly compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% if interest rates rise 1%.

TREASURIES - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. the income from treasury securities is exempt from state and local income taxes, but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).


MUNICIPAL BOND - A debt security issued by a state or municipality to finance public expenditures. interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges.

                               NEW ENGLAND FUNDS
--------------------------------------------------------------------------------
                                  STOCK FUNDS
                              Star Small Cap Fund
                                  Growth Fund
                               Star Advisers Fund
                              Capital Growth Fund
                           Growth Opportunities Fund
                                   Value Fund
                               Equity Income Fund
                                 Balanced Fund

                           INTERNATIONAL STOCK FUNDS
                           International Equity Fund
                              Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                             Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                       Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                             Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                 Intermediate Term Tax Free Fund of California
                  Intermediate Term Tax Free Fund of New York

                               MONEY MARKET FUNDS
                   Cash Management Trust, Money Market Series
                         Tax Exempt Money Market Trust

                   To learn more, and for a free prospectus,
                     contact your financial representative.

              Visit our World Wide Web site at www.mutualfunds.com

                      New England Funds, L.P., Distributor
                              399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

                                                              --------------
                    (Logo)                                       BULK RATE
              NEW ENGLAND FUNDS(R)                             U.S. POSTAGE
        Where The Best Minds Meet(R)                               PAID
                                                               BROCKTON, MA
                                                              PERMIT NO. 770
                                                              --------------


            ---------------------
             399 Boylston Street

            Boston, Massachusetts

                    02116
            ---------------------



---------------------
        [Logo]
      MUTUAL FUND
     SERVICE AWARD
---------------------
        DALBAR
HONORS COMMITMENT TO:
      INVESTORS
---------------------
 1995 o 1996 o 1997

    MA56-1297

 [recycle symbol] Printed On Recycled Paper